UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 1, 2019

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin St., Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (312) 822-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	“CNA”	New York Stock Exchange Chicago Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

On May 1, 2019, the registrant entered into an underwriting agreement (“Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters listed on Schedule II thereto, relating to the offer and sale of $500 million aggregate principal amount of the registrant’s 3.900% notes due 2029 (the “Notes”).  The Notes are being offered and sold pursuant to the registrant’s effective shelf registration statement on Form S-3 (File No. 333-231090) and prospectus supplement, dated May 1, 2019.  The sale of the Notes is expected to close on May 6, 2019, subject to customary closing conditions.

The foregoing descriptions of the Underwriting Agreement and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement and the form of the Notes, which are attached hereto as Exhibits 1.1 and 4.1, respectively, and incorporated herein by reference.  A copy of the opinion and consent of Stathy Darcy, Senior Vice President, Deputy General Counsel and Secretary of the registrant, relating to the legality of the Notes to be issued and sold in the offering is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits:

Exhibit No.	Description of Document
1.1

Underwriting Agreement, dated May 1, 2019, among CNA Financial Corporation and Barclays Capital Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule II thereto.

4.1	Form of 3.900% Note due 2029.
5.1	Opinion of Stathy Darcy, Esq.
23.1	Consent of Stathy Darcy, Esq. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: May 3, 2019	By	/s/ James M. Anderson
(Signature)

James M. Anderson
Executive Vice President and
Chief Financial Officer